EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of SoftNet technology Corp. (the “Company”) on Form 10-QSB for the three month period ending March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James Booth, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

          (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ James Booth
James Booth
Chief Executive Officer
May 15, 2007